UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2019

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Louisiana, Suite 3500, Houston, Texas 77002

(Address of principal executive offices)

(210) 998-4035

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On January 3, 2020, Camber Energy, Inc. (the “Company”, “we” and “us”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the closing, on December 31, 2019, of the transactions contemplated by a Preferred Stock Redemption Agreement (the “Redemption Agreement” and the redemption contemplated thereby, the “Redemption”), by and between the Company, Lineal Star Holdings, LLC, the Company’s wholly-owned subsidiary at the time of the entry into the Redemption Agreement (“Lineal”), Lineal’s wholly-owned subsidiaries, and the holders of the Company’s Series E Redeemable Convertible Preferred Stock (“Series E Preferred Stock”) and Series F Redeemable Preferred Stock (“Series F Preferred Stock”, and the holders of the Series E Preferred Stock and Series F Preferred Stock, the “Preferred Holders”), pursuant to which the parties thereto mutually agreed to unwind a July 8, 2019 acquisition of Lineal by the Company which was affected pursuant to a merger and allow for the redemption in full of Lineal by the Preferred Holders. At that time, the Company stated in the Original Report that it intended to file the required pro forma financial information associated with the Redemption within 4 business days from the date that such Original Report was required to be filed. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required pro forma financial information. This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(b)        Pro Forma Financial Information

Filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 9.01 by reference are unaudited pro forma condensed consolidated financial statements of Camber Energy, Inc. as of and for the three and six months ended September 30, 2019, which have been prepared to give effect to the Redemption. These unaudited pro forma condensed consolidated financial statements are provided for illustrative purposes only and do not purport to represent what Camber Energy, Inc.’s actual results of operations or financial position would have been if the Redemption had occurred on the dates indicated, nor are they necessarily indicative of Camber Energy, Inc.’s future operating results or financial position. It is also important to keep in mind that the Merger only closed on July 9, 2019, so Lineal was only owned by the Company for less than three months during the six months ended September 30, 2019.

(d) Exhibits.

Exhibit Number	Description of Exhibit
2.1*	Preferred Stock Redemption Agreement dated December 31, 2019, by and among Camber Energy, Inc., Lineal Star Holdings LLC, Lineal Industries Inc., Lineal Star, Incorporated and each of the holders of the Series E Redeemable Convertible Preferred Stock and Series F Redeemable Preferred Stock of Camber
10.1*	$1,539,719 Promissory Note effective December 31, 2019, evidencing amounts owed by Lineal Star Holdings, LLC to Camber Energy, Inc.
10.2*	$800,000 Promissory Note No. 2 effective December 31, 2019, evidencing amounts owed by Lineal Star Holdings, LLC to Camber Energy, Inc.
99.1**	Press Release dated January 3, 2020
99.2***	Unaudited Pro Forma Financial Information of Camber Energy, Inc.

* Filed as an exhibit to the Original Report.

** Furnished as an exhibit to the Original Report.

*** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

By:	/s/ Robert Schleizer
Name:	Robert Schleizer
Title:	Chief Financial Officer

Date: January 7, 2020

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1*	Preferred Stock Redemption Agreement dated December 31, 2019, by and among Camber Energy, Inc., Lineal Star Holdings LLC, Lineal Industries Inc., Lineal Star, Incorporated and each of the holders of the Series E Redeemable Convertible Preferred Stock and Series F Redeemable Preferred Stock of Camber
10.1*	$1,539,719 Promissory Note effective December 31, 2019, evidencing amounts owed by Lineal Star Holdings, LLC to Camber Energy, Inc.
10.2*	$800,000 Promissory Note No. 2 effective December 31, 2019, evidencing amounts owed by Lineal Star Holdings, LLC to Camber Energy, Inc.
99.1**	Press Release dated January 3, 2020
99.2***	Unaudited Pro Forma Financial Information of Camber Energy, Inc.

* Filed as an exhibit to the Original Report.

** Furnished as an exhibit to the Original Report.

*** Filed herewith.